Exhibit 99.3



                             LANDIS PLASTICS, INC.

                                 BALANCE SHEETS
                    SEPTEMBER 28, 2003 AND DECEMBER 31, 2002

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(IN THOUSANDS OF DOLLARS)                              SEPTEMBER 28, 2003   DECEMBER 31, 2002
---------------------------------------------------------------------------------------------
                                                          (UNAUDITED)
ASSETS
Current assets:
  Cash and cash equivalents..........................       $  6,903            $ 10,029
  Accounts receivable and short-term notes...........         24,868              18,371
  Inventories........................................         22,299              19,990
  Other current assets...............................          2,106               2,401
                                                       --------------------------------------
     Total current assets............................         56,176              50,791
Property and equipment; net..........................         64,681              71,526
Other assets.........................................         10,369               4,994
                                                       --------------------------------------
     Total assets....................................       $131,226            $127,311
                                                       --------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable...................................       $ 10,113            $  6,169
  Accrued interest...................................            105                 792
  Other current liabilities..........................         12,505               9,405
  Current portion of long-term debt..................          5,786               2,200
                                                       --------------------------------------
     Total current liabilities.......................         28,509              18,566
Long-term liabilities:
  Long-term debt, net of current portion.............         26,801              32,037
  Other long-term liabilities........................             83                  83
                                                       --------------------------------------
Total liabilities..........................                   55,393              50,686

Stockholders' equity:
  Preferred stock....................................              -                   -
  Common stock.......................................             54                  54
  Additional paid-in capital.........................          1,258                 253
  Retained earnings..................................         74,521              76,318
  Accumulated other comprehensive income.............              -                   -
                                                       --------------------------------------
  Total stockholders' equity.........................         75,833              76,625
                                                       --------------------------------------
  Total liabilities and stockholders' equity.........       $131,226            $127,311
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

See accompanying notes to financial statements

                             LANDIS PLASTICS, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

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FOR THE THIRTY-NINE WEEKS ENDED
(IN THOUSANDS OF DOLLARS)                              SEPTEMBER 28, 2003   SEPTEMBER 29, 2002
----------------------------------------------------------------------------------------------
                                                                     (UNAUDITED)
REVENUE
   Product sales.....................................       $161,010             $152,964
   Other sales.......................................          3,515               2,658
                                                       ---------------------------------------
      Total revenue..................................        164,525             155,622
COST OF GOODS SOLD
   Materials.........................................         63,931              54,994
   Labor and overhead................................         70,440              68,235
                                                       ---------------------------------------
      Total cost of goods sold.......................        134,371             123,229
                                                       ---------------------------------------
Gross profit.........................................         30,154              32,393
GENERAL EXPENSES
   Selling and marketing.............................          4,451               3,524
   Administrative....................................         10,155               8,825
   Transportation....................................          2,618               2,290
   Warehousing.......................................          8,424               7,682
                                                       ---------------------------------------
      Total general expenses.........................         25,648              22,321
                                                       ---------------------------------------
Operating income.....................................          4,506              10,072
Other income (expense)
   Interest income...................................            277                 411
   Interest expense..................................         (2,163)             (2,297)
                                                       ---------------------------------------
Net income before income taxes.......................          2,620               8,186
Provision for state income taxes.....................             77                  82
                                                       ---------------------------------------
Net income...........................................          2,543               8,104
Retained earnings--beginning of year.................         76,318              69,570
Stockholder distributions............................         (4,340)             (4,043)
                                                       ---------------------------------------
Retained earnings--end of period.....................       $ 74,521             $73,631
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

See accompanying notes to financial statements

                             LANDIS PLASTICS, INC.

                            STATEMENTS OF CASH FLOWS

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FOR THE THIRTY-NINE WEEKS ENDED
(IN THOUSANDS OF DOLLARS)                              SEPTEMBER 28, 2003   SEPTEMBER 29, 2002
----------------------------------------------------------------------------------------------
                                                                     (UNAUDITED)
Cash flows from operating activities:
   Net income........................................  $            2,543   $            8,104
   Adjustments to reconcile net income to net cash
      provided by operating activities:
   Depreciation......................................               9,586                9,224
   Gain on sale of equipment.........................                   -                  (37)
   (Increase) decrease in:
      Accounts receivable............................              (6,914)              (4,562)
      Inventory......................................              (2,309)              (5,318)
      Other assets...................................                 187                 (675)
   Increase (decrease) in:
      Accounts payable...............................               7,549                4,417
      Other current liabilities......................                (631)                (631)
                                                       ---------------------------------------
         Net cash provided by operating activities...              10,011               10,522
                                                       ---------------------------------------
Cash flows from investing activities:
   Capital acquisitions and equipment deposits.......              (7,718)              (4,199)
   Proceeds from sale of equipment...................                   7                   35
   Receipts from long term investments...............                 (15)                  45
                                                       ---------------------------------------
      Net cash used in investing activities..........              (7,726)              (4,118)
                                                       ---------------------------------------
Cash flows from financing activities:
   Net borrowings from related parties...............                (427)                (736)
   Proceeds from stock issuance......................               1,006                    -
   Principal payments on long-term debt..............              (1,650)              (3,050)
   Stockholder distributions.........................              (4,340)              (4,042)
                                                       ---------------------------------------
       Net cash used in financing activities.........              (5,411)              (7,828)
                                                       ---------------------------------------
Net decrease in cash.................................              (3,126)              (1,424)
Cash and cash equivalents at beginning of year.......              10,029                8,321
                                                       ---------------------------------------
Cash and cash equivalents at end of period...........  $            6,903   $            6,897
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

See accompanying notes to financial statements

                             LANDIS PLASTICS, INC.

                       NOTES TO THE FINANCIAL STATEMENTS
               (DOLLARS IN THOUSANDS, EXCEPT AS OTHERWISE NOTED)
                                  (UNAUDITED)

1. BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements of Landis Plastics, Inc. have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the periods presented are not necessarily indicative of the results that may be expected for the full fiscal year.

2. LONG-TERM DEBT

Notes payable as of September 28, 2003 and December 31, 2002, are as follows:

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                                                              9/28/03   12/31/02
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
Bank One, interest at the lesser of prime or LIBOR + 1.5%,
monthly principal payments of $83 plus interest, due in
2005, secured by equipment..................................  $ 2,087   $ 2,837
Bank One, interest at the lesser of prime or LIBOR + 1.5%,
monthly principal payments of $100 plus interest, due
March 1, 2004, secured by equipment.........................      500     1,400
C.M. Life Insurance Company, semi-annual interest payments
at 8.88% on senior note until maturity, annual principal
payments of $371 beginning in March of 2004 until
maturity in March of 2010, unsecured........................    2,600     2,600
Massachusetts Mutual Life Insurance Company, semi-annual
interest payments at 8.88% on three separate senior notes
until maturity, annual principal payments of $2,486
beginning in March of 2004 until maturity in March of 2010,
unsecured...................................................   17,400    17,400
Northern Life Insurance Company, semi-annual interest
payments at 8.88% on senior note until maturity, annual
principal payments of $571 beginning in March of 2004
until maturity in March of 2010, unsecured..................    4,000     4,000
Reliastar Life Insurance Company, semi-annual interest
payments at 8.88% on senior note until maturity, annual
principal payments of $429 beginning in March of 2004
until maturity in March of 2010, unsecured..................    3,000     3,000
Sigler and company, semi-annual interest payments at 8.88%
on senior note until maturity, annual principal payments of
$429 beginning in March of 2004 until maturity in March
2010, unsecured.............................................    3,000     3,000
                                                              ------------------
Total notes payable.........................................   32,587    34,237
Less: current portion.......................................   (5,786)   (2,200)
                                                              ------------------
Long-term debt..............................................  $26,801   $32,037
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

Maturities of long-term debt for the next five years are as follows:

----------------------------------------
2003    2004     2005     2006     2007
----------------------------------------
$550  $5,486   $5,122   $4,286   $4,286
----------------------------------------

The provisions of the Company's loan and credit agreements with Bank One require the maintenance of at least $5.5 million of working capital, and at each calendar quarter end a ratio of current assets to current liabilities of not less than 1.22 to 1.0, a ratio of indebtedness to tangible net worth of not greater than 1.0 to 1.0, and a debt service ratio equal or greater than 1.2 to
1.0. The Company is also required to maintain minimum tangible net worth of at least $61.5 million in 2003. The Company was in compliance with the aforementioned covenants as of September 28, 2003.

The provisions of the senior notes under the private placement agreement requires the Company to maintain specified levels of consolidated net worth and certain financial performance ratios. The covenants also stipulate certain limitations on additional indebtedness, mergers or consolidations, asset sales, investments, and transactions with affiliates. At September 28, 2003, the Company was in compliance with all of these provisions.

3. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In April 2002, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections ("SFAS No. 145"). Upon the adoption of SFAS No. 145, all gains and losses on the extinguishment of debt for periods presented in the financial statements will be classified as extraordinary items only if they meet the criteria in APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB No. 30"). The provisions of SFAS No. 145 related to the rescission of FASB Statement No. 4 and FASB Statement No. 64 shall be applied for fiscal years beginning after May 15, 2002. Any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion 30 for classification as an extraordinary item must be reclassified.
The provisions of SFAS No. 145 related to the rescission of FASB Statement No. 44, the amendment of FASB Statement No. 13 and Technical Corrections became effective as of May 15, 2002 and did not have a material impact on the Company.

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS No.146"). SFAS No. 146 nullifies Emerging Issues Task Force Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). SFAS No. 146 generally requires companies to recognize costs associated with exit activities when they are incurred rather than at the date of a commitment to an exit or disposal plan and is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The initial adoption of this statement did not have a material impact on the Company.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN No. 46"). FIN No. 46 clarifies the application of Accounting Research Bulletin

No. 51, Consolidated Financial Statements, in determining whether a reporting entity should consolidate certain legal entities, including partnerships, limited liability companies, or trusts, among others, collectively defined as variable interest entities ("VIEs"). This interpretation applies to VIEs created or obtained after January 31, 2003, and as of July 1, 2003, to VIEs in which an enterprise holds a variable interest that it acquired before February 1, 2003. The initial adoption of this statement did not have a material impact on the Company.

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS No. 149"). SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement 133 and is to be applied prospectively to contracts entered into or modified after June 30, 2003. Initial adoption of this statement did not have a material impact on the Company.

In May 2003, the FASB issued Statement of Financial Accounting Standards No.150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS No. 150"). This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. The adoption of this statement does not result in any material change to the Company's existing reporting.

4. SUBSEQUENT EVENT

On October 15, 2003, Berry Plastics Corporation ("Berry") announced that it has entered into a definitive agreement to acquire Landis Plastics, Inc. ("Landis") for $228.0 million, including repayment of existing indebtedness. The purchase price will be funded with a combination of debt, an equity investment from Berry's existing investors and Landis management, and cash on Berry's balance sheet. The transaction is scheduled to close in the fourth quarter of 2003 and is subject to customary closing conditions. Berry has also agreed to acquire four facilities currently leased by Landis from affiliates of Landis. Berry currently intends to assign its right to purchase these facilities to a third party and lease them from that third party.